Household Finance Corporation
HRSI Funding, Inc.                                     Jul-98
Household Private Label Credit Card Master Trust II, Series
1994-2                                                 20-Aug-98

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate                                        7.965%
   Annualized Gross Cash Yield                         22.942%
   Annualized Default Rate                             7.503%
   Annualized Portfolio Yield                          15.438%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                  55,729,553.41
   30 - 59 days (Del Stat 1) (%)                            3.98%
   60 - 89 days (Del Stat 2) ($)                  25,934,420.64
   60 - 89 days (Del Stat 2) (%)                            1.85%
   90+ days (Del Stat 3+)($)                      92,916,051.90
   90+ days (Del Stat 3+)(%)                                6.64%
        Total ($                                  174,580,025.95
        Total (%)                                          12.47%
Collections
   Principal (discount applied)                   84,050,729.11
   Finance Charge (discount applied)              22,844,790.85
   Other                                                    0.00
   Allocated Recoveries                           2,813,869.79
   Total                                          109,709,389.75
Aggregate Principal Shortfalls for Group 1                  0.00
Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00
Charge-Off Activity
   Defaulted Receivables                          8,391,872.06
   Defaulted Receivables Repurchased
    Pursuant to Article 2.07                                0.00
   Defaulted Receivables Repurchased
   Pursuant to Article 3.03                                 0.00
   Defaulted Amount                               8,391,872.06
*** Reallocated Investor Finance Charge and Administrative
Collections ***
Reallocated Investor Finance Charge and
Administrative Collections                        5,313,592.58
Investor Defaulted Amount                         1,737,853.34
Series Adjusted Portfolio Yield                        15.438%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                       79.9045997%
Fixed Class A Invested Percentage                 82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)] 1,332,500.00 Overdue Class A Monthly Interest (Due)
[Section 4.08(a)]                                       0.00
Class A Additional Interest (Due) [Section 4.08(a)]     0.00
Overdue Class A Additional Interest (Due)
[Section 4.08(a)]                                       0.00
Class A Investor Default Amount                        1,388,624.75
Allocable Servicing Fee (Due) [Section 3]              463,226.01
Previously unpaid Allocable Servicing Fee                   0.00
Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount
[Section 4.13(a)]                                           0.00
     From Cash Collateral Account Withdrawls [Section
4.14(b)]                                                    0.00
     From Subordinated Principal Collections
[Section 4.15(a)]                                           0.00
     Total ("Funded Class A Required Amount")               0.00
Class A Invested Percentage of Reallocated FC&A
[Section 4.11(a)]                                 4,245,804.88
Amount that constitutes Excess FC&A
[Section 4.11(a)(iv)]                             1,061,454.12
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously unpaid Allocated
Servicing Fee [Section 4.13(                                0.00
Total Available for Class A Invested
Percentage Allocations                            3,184,350.76
Class A Monthly Interest (Paid)                   1,332,500.00
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (Paid)    1,388,624.75
Allocable Servicing Fee (Paid)                         463,226.01
Previously unpaid Allocable Servicing Fee (Paid)            0.00
Class A Interest Shortfall                                  0.00
Class A Additional Interest Shortfall                       0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                            8.0954003%
Fixed Class B Invested Percentage                      6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]       150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]    0.00
Class B Additional Interest (Due) [Section 4.08(b)]         0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)] 0.00
Class B Investor Default Amount                        140,686.19
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative
  Excess Interest                                            0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]          0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]0.00 From Subordinated Principal Collections allocable to the
Collateral Invested Amount                                  0.00
     Total Funded                                           0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]    140,686.19
     From Cash Collateral Account Withdrawl [Section 4.14(b)]0.00 From Subordinated Principal Collections allocable to the
Collateral Invested Amount                                  0.00
     Total Funded                                      140,686.19
Class B Invested Percentage of Reallocated FC&A
[Section 4.11(b)]                                      430,156.59
Amount that constitutes Excess FC&A
[Section 4.11(b)(ii)]                                  280,156.59
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
                                                            0.00
Funded Class B Default Amount                          140,686.19
Total Available for Class B Floating Allocations       290,686.19
Class B Monthly Interest (Paid)                        150,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amount (Paid)   140,686.19
Class B Interest Shortfall                                  0.00
Class B Addtional Interest Shortfall                        0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                        12.0000000%
Fixed Collateral Invested Percentage                  12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]    177,815.16
Overdue Collateral Monthly Interest (Due)
[Section 4.08(c)]                                           0.00
Collateral Additional Interest (Due)
[Section 4.08(c)]                                           0.00
Overdue Collateral Additional Interest (Due)
[Section 4.08(c)]                                           0.00
Collateral Investor Default Amount                     208,542.40
Collateral Invested Percentage of Reallocated FC&A
[Section 4.11(b-1)]                                    637,631.11
Amount that constitutes Excess FC&A
[Section 4.11(b-1)]                                    637,631.11
From Excess Reallocated FC&A to Fund
Collateral Investor Default Amount [Section 4.13(h)]   386,357.56
Total Available for Collateral Invested
Percentage Allocations                                 386,357.56
Collateral Monthly Interest (Paid)                     177,815.16
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid)               0.00
Reimbursement of Collateral Default Amount (Paid)      208,542.40
Collateral Interest Shortfall                               0.00
Collateral Additional Interest Shortfall                    0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap                                9.3216117%
    Collateral Monthly Interest
   (Subject to Collat. Rate Cap)                       177,815.16
    Series 1994-2 Monthly Interest                   1,660,315.16
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
Sources of Excess Reallocated FC&A Collections
Excess Class A Reallocated FC&A
[Section 4.11(a)(iv)]                                1,061,454.12
      Excess Class B Reallocated FC&A
[Section 4.11(b)(ii)]                                  280,156.59
Excess Collateral Interest Reallocated FC&A
[Section 4.11(b-1)]                                    637,631.11
         Total                                       1,979,241.82
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]   0.00
    Allocated to reimburse Class A Investor Charge-Offs
    [Section 4.13(b)]                                       0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]            0.00
    Allocated to fund the Class B Investor Default Amount
[Section 4.13(d)]                                      140,686.19
    Allocated to reimburse Class B Invested Amount reductions
[Section 4.13(e)]                                           0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
                                                       177,815.16
    Allocated to unpaid Allocated Servicing Fee from previous
periods [Section 4.13(g)]                                   0.00
    Allocated to fund the Collateral Default Amount [Section
4.13(h)]                                               208,542.40
    Allocated to reimburse Collateral Invested Amount reductions
[Section 4.13(i)]                                           0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
                                                            0.00
    Allocated pursuant to the Collateral Agreement [Section
4.13(k)]                                            1,452,198.07
Subordinated Principal Collections [Section 4.15]    4,719,320.78
   Allocated to Class A Required Amount [Section 4.15(a)]    0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]             0.00
    Allocated to fund the Class B Investor Default Amount
[Section 4.15(c)]                                           0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount        20,000,000.00
    Accumulation Period Amount                              0.00
    Accumulation Period Length                              2.00
         Accumulation Period?                                NO
Amortization Events
   Three Month Average Series Adjusted
   Portfolio Yield Test                             Not Triggered
   Other Amortization Events                       Not Triggered
Transaction Period                                   Cont. Amort.
Principal Allocation Percentage1                     84.5854870%
Available Investor Principal Collections
     Investor Principal Collections                22,195,743.12
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                 0.00
     Series 1994-2 Excess Principal Collections             0.00
     [Subordinated Series Reallocated Principal Collections] 0.00
  Available Investor Principal Collections          22,195,743.12
Collateral Principal Collections                     3,026,692.24
Class A Controlled Amortization Amount              17,083,333.33
Class A Controlled Distribution Amount              17,083,333.33
Class A Monthly Principal (Due) [Section 4.09(a)]   17,083,333.33
Class A Monthly Principal (Paid)                    17,083,333.33
Class A Deficit Controlled Amortization Amount              0.00
Total Available to Pay Class B Monthly Principal    25,809,556.58
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section 4.09(b)]           0.00
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00
Available Investor Prin. Collecions (after payingA&B)5,112,409.79 Collateral Monthly Principal (Due) [Section 4.09(c)] 2,329,545.45
Collateral Monthly Principal (Paid)                 2,329,545.45
Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                  5,809,556.58
*** Funding Accounts ***
Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled Amortization Amount   0.00
Withdraw of Excess (Paid to Seller)                         0.00
Principal Funding Account Balance                   20,000,000.00
Funded Deficit Controlled Amortization Amount               0.00
[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B Certificateholders        0.00
 Class B Principal Funding Account Balance                  N/A
 Class A Interest Payment/Deposit
   from Collection Account                          1,332,500.00
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders               1,332,500.00
   Interest Funding Account Balance                         0.00
 Class B Interest Payment/Deposit
   from Collection Account                             150,000.00
   from Principal Funding Account                           0.00
   Paid to Class B Certificateholders                  150,000.00
   Interest Funding Account Balance]                        0.00
Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs        0.00
Reduction of Class B Invested Amount (Other than Class B ICO)0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and
Reductions                                                  0.00
Reduction of the Collateral Invested Amount (Other than
Collateral CO)                                              0.00
Collateral Charge-Offs                                      0.00
Reimbursement of Collateral Invested Amount reductions      0.00
Cumulative Unreimbursed Collateral Invested
Amount Reductions                                           0.00
Previous month's ending Collateral Invested Amount  31,022,727.27
Current Month's ending Collateral Invested Amount   28,693,181.82
Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing Fee             0.00
Cumulative unreimbursed unpaid Allocated Serving Fee        0.00
Total Distributions to Class A, B, CIA              22,811,047.28
(principal and interest and defaults)

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]   1,342,115,580.09
Average Principal outstanding based upon
additional accounts                             1,342,115,580.09
Principal Receivables outstanding [End of Month] 1,277,791,631.00
Finance Charge and Administrative                 122,525,493.71
Receivables outstanding
Class A Invested Amount                           187,916,666.67
Class B Invested Amount                             22,500,000.00
Collateral Invested Amount                          28,693,181.82
Invested Amount                                    239,109,848.49
Series Adjusted Invested Amount                   375,000,000.00
    Revolving or Accumulation Period              375,000,000.00
    Controlled Amortization  Period               375,000,000.00
        Seller Specified Numerator                          0.00
        125% Amount                                         0.00
    Early Amortization  Period                              N/A
Series Required Seller Amount                      37,500,000.00
Required Collateral Amount                         28,693,181.82
Available Collateral Amount                        28,693,181.82
Class A Certificate Balance                       187,916,666.67
Class B Certificate Balance                        22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-Offs             0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default Amount           0.00
      To reimburse Class B Invested Amount reductions       0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal          2,329,545.45
   Net Available                                    2,329,545.45
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                               2,329,545.45
   Cash Collateral Account Surplus                  2,329,545.45
   End Balance                                              0.00
Collateral Surplus (Prime)                                 (0.00)
Cash Collateral Account Surplus (Prime)                    (0.00)